UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 27, 2007

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94163

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-135006) filed by Wells Fargo & Company with the Securities and Exchange Commission. On September 27, 2007, Wells Fargo & Company issued $100,000,000 Medium-Term Notes, Series G Floating Rate Notes (the “Notes”), which form a single tranche with, and have the same terms as the $2,000,000,000 aggregate principal amount of Floating Rate Notes issued by Wells Fargo & Company on August 22, 2007. The purpose of this Current Report is to file with the Securities and Exchange Commission the opinion of Mary E. Schaffner, Esq. regarding the Notes.

(d) Exhibit

5.1 Opinion of Mary E. Schaffner, Esq.

23.1 Consent of Mary E. Schaffner, Esq. (included as part of Exhibit 5.1)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on September 27, 2007.

WELLS FARGO & COMPANY

By	/s/ Richard D. Levy
Richard D. Levy
Executive Vice President and Controller

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Index to Exhibits

Exhibit No.	Description	Method of Filing
5.1	Opinion of Mary E. Schaffner, Esq.	Electronic Transmission

23.1	Consent of Mary E. Schaffner, Esq. (included as part of Exhibit 5.1)	Electronic Transmission

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